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                         EVEREST CAPITAL ADVISORS, LLC

                           1775 BROADWAY - SUITE 1410
                               NEW YORK, NY 10019

TELEPHONE: 212-561-3737                                        FAX 212-561-4909



June 17, 1997


Mr. Shalom Hirschman
President and CEO
Advanced Viral Research
200 Corporate Blvd. South
Yonkers, New York 10701

Dear Shalom,

I hereby resign as a director of Advanced Viral Research Corporation. The best of luck in pursuing your worthy goals.

Sincerely yours,


/s/ William J. Gedale
-------------------------------
William J. Gedale